UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 16, 2018

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Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

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Virginia (State or other jurisdiction of incorporation)	0-9881 (Commission File Number)	54-1162807 (IRS Employer Identification No.)

500 Shentel Way

P.O. Box 459

Edinburg, Virginia 22824

(Address of principal executive offices) (Zip Code)

(540) 984-4141

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

On February 16, 2018, Shenandoah Telecommunications Company, a Virginia corporation (the “Company”), entered into a Second Amendment to Credit Agreement (the “Second Amendment”) with CoBank, ACB, as administrative agent (the “Administrative Agent”), and the various financial institutions party thereto (the “Lenders”), which amends certain provisions of the Credit Agreement, dated as of December 18, 2015, by and among the Company, the Administrative Agent and the Lenders (as amended by the First Amendment to Credit Agreement, dated as of March 29, 2016 (the “First Amendment”), the “Credit Agreement”).

The Second Amendment modifies the Credit Agreement by (i) reducing, by 50 basis points, the applicable margin for interest to be paid by the Company with respect to term loans A-1 and A-2 made by the Lenders to the Company under the Credit Agreement, and (ii) allowing the Company to make charitable contributions to Shentel Foundation, a Virginia nonstock corporation, of up to $1.5 million in any fiscal year.

The Administrative Agent and many of the Lenders and their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending or commercial banking services, or other services for the Company and its subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

The foregoing summary description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.50 to this Current Report on Form 8-K and is incorporated by reference into this Current Report on Form 8-K. The Credit Agreement (as in effect prior to the First Amendment) was previously filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K on December 24, 2015. The First Amendment was previously filed with the Securities and Exchange Commission as Exhibit 10.50 to the Company’s Current Report on Form 8-K on April 4, 2016.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.50	Second Amendment to Credit Agreement, dated as of February 16, 2018, by and among Shenandoah Telecommunications Company, as Borrower, CoBank, ACB, as Administrative Agent, and various other lenders named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2018

SHENANDOAH TELECOMMUNICATIONS COMPANY

By:	/s/ James F. Woodward
Name:	James F. Woodward
Title:	Senior Vice President – Finance and Chief Financial Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.50	Second Amendment to Credit Agreement, dated as of February 16, 2018, by and among Shenandoah Telecommunications Company, as Borrower, CoBank, ACB, as Administrative Agent, and various other lenders named therein.